UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22710

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

(Exact name of registrant as specified in charter)

712 Fifth Avenue, 9th floor, New York, NY 10019

(Address of principal executive offices) (Zip code)

Bluerock Fund Advisor, LLC

712 Fifth Avenue, 9th floor,

New York NY 10019

(Name and address of agent for service)

1-844-819-8287

(Registrant’s telephone number, including area code)

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

March 31, 2019

Investor Information: 1-844-819-8287

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Bluerock Total Income+ Real Estate Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by ALPS Distributors, Inc.

Member FINRA

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Review	11
Portfolio of Investments	13
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	25
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements	33
Privacy Policy	36

Electronic Report Disclosure Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website www.bluerockfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at (844) 819-8287, or submit a signed letter of instruction requesting paperless reports to PO Box 219445, Kansas City, MO 64121. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at (844) 819-8287, or by submitting a signed letter of instruction requesting paper reports to PO Box 219445, Kansas City, MO 64121. If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

To Our Valued Shareholders:	SEMI ANNUAL REPORT: (4Q 2018-1Q 2019) Letter from the TI+ Portfolio Managers

The Bluerock Total Income+ Real Estate Fund (“TI+” or the “Fund”) experienced what we believe was a successful 2018, as the Fund outperformed major equity indexes and avoided the large equity market drawdowns in the fourth quarter of 2018.

We are pleased to report that TI+’s risk-adjusted performance continued to excel relative to major financial market indexes as of 3/31/2019. Since inception (10/22/2012), TI+ generated approximately 90% lower volatility than leading stock and public REIT indices and approximately 50% lower volatility than the Bloomberg Barclays U.S. Aggregate Bond Index. In fact, the Fund's Sharpe Ratio (which measures risk relative to return) was approximately five times that of the S&P 500 and more than eight times that of the MSCI US REIT Index as reported by Morningstar. Simply put, this means that a TI+ investor received five and eight times the return for each unit of volatility in these indices from Fund inception (10/22/2012) through 3/31/2019.

In keeping with our investment thesis, the Fund continued to invest primarily in institutional private equity real estate funds (iPERE), previously available for investment only by the largest pension funds and institutional investors. TI+ is now invested in a diversified portfolio of 23 iPERE funds, with an aggregate underlying gross asset value of approximately $192 billion of real estate holdings. This is up from 22 funds valued at approximately $172 billion last year.

By investing in low leverage, lower volatility iPERE investments, TI+ has been able to produce stable cash flows that are not highly correlated to daily stock market fluctuations.

We are pleased to share these highlights with you:

NEW INVESTMENTS: New iPERE investments include Colony Industrial Fund and CBRE U.S. Core Partners Fund, both among the most respected institutional real estate managers. The Fund also added investments in Freddie Mac Securitized Multifamily Notes.

DISTRIBUTIONS[1]: TI+ has paid 25 consecutive quarterly distributions. The latest distribution (for A Shares) of $0.3987 per share is equivalent to a 5.25% annualized distribution rate on the 3/15/2019 record date NAV of $30.38 per share. This distribution also represents an effective 8.57%[2] distribution rate on the (A Share) inception $25.00 NAV per share.

ASSETS UNDER MANAGEMENT: As of 3/31/2019, the Fund had approximately $1.6 billion in AUM. We believe this to be a continued validation by investors that TI+ is meeting its mandate to deliver current income and total return with lower volatility and correlation to the broader markets.

[1]	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. The distribution policy is thus subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consists of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. The Fund’s distribution amounts were calculated based on income received from underlying investments including capital gains and return of capital realized from the disposition of such investments.

[2]	The annualized distribution rate as of the most recent quarter as a percentage of an investment at inception, assuming distribution reinvestment and subsequent share repurchases.

This is an actively managed, dynamic portfolio. There is no guarantee that any investment (or this investment) will achieve its objectives or goals, pay dividends and/or capital gains, generate positive returns, or avoid losses. Prior performance is not a guarantee of future results.

CORPORATE HEADQUARTERS | 712 FIFTH AVENUE | 9TH FLOOR | NEW YORK, NY 10019 | 877.826.BLUE (2583) | BLUEROCKRE.COM

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SEMI ANNUAL REPORT (4Q 2018 - 1Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

PERFORMANCE

From inception (10/22/2012) through 3/31/2019, TI+ (A Shares) generated a cumulative total return of 64.3%, or 8.02% annualized. The Fund was able to accomplish this primarily through investments in iPERE funds, which own best-in-class real estate, generating both income and capital appreciation. Private investments are supplemented with select public real estate securities. The Fund offers four share classes: A, C, I and L Shares. A summary of the performance of each share class is presented below.

Fund Performance thru 3/31/2019*

	One Year	Three Year	Five Year	Since Inception[2]
TI+ Fund- Class A	7.32%	7.00%	7.12%	8.02%
TI+ Fund- Class A with Max Sales Charge[1]	1.15%	4.91%	5.86%	7.03%
TI+ Fund- Class C	6.49%	6.20%	6.33%	7.22%
TI+ Fund- Class C with Load †	5.49%	6.20%	6.33%	7.22%
TI+ Fund- Class I	7.58%	7.26%	7.43%	8.26%
TI+ Fund- Class L	7.04%	6.73%	6.85%	7.75%
TI+ Fund- Class L with Max Sales Charge[1]	2.48%	5.19%	5.93%	7.02%

[1]	The maximum sales charge for the A Shares is 5.75% and for L Shares is 4.25%. Investors may be eligible for a reduction in sales charges.

[2]	Since Inception returns as of October 22, 2012. Actual Inception date of the A Shares is October 22, 2012. Actual Inception date of the Fund’s C and I Shares is April 1, 2014. Actual Inception date for the L Shares is June 1, 2017

†	Adjusted for early withdrawal charge of 1.00%.

*	Returns for Class C, Class I and Class L Shares prior to their inception dates are based on the performance of Class A Shares. For Class C and Class L Shares, prior performance has been adjusted to reflect differences in expenses between the respective classes and Class A. The actual returns of Class I would have been different than those shown because Class I has lower expenses than Class A.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.43% for Class A, 3.18% for Class C, 2.22% for Class I and 2.74% for Class L per the March 27, 2019 prospectuses.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2020, for Class A, C, I and L shares to ensure that the net annual fund operating expenses will not exceed 1.95% for Class A, 2.70% for Class C and 1.70% for Class I, and 2.20% for Class L, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectuses for more detail on the expense waiver. Results shown reflect the full fee waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-844-819-8287.

Total returns are calculated using SEC Form N-2 instructions and reflect all fees and charges.

Past performance is not a guarantee of future results

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SEMI ANNUAL REPORT (4Q 2018 - 1Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

LONG-TERM CAPITAL APPRECIATION

The Fund’s 8.02% annualized total net return has provided capital appreciation in addition to current income. TI+ generated this appreciation with a positive or neutral return 88% of all days from inception through 3/31/19.

PERFORMANCE METRICS

Investment returns should be analyzed with regard to volatility (risk) and other performance indicators, including up period percent and maximum drawdown.

Risk-Adjusted Returns: As depicted in the quadrant chart below, traditional asset classes exhibit either lower return/ low volitility or higher return/high volitility. TI+, however, has generated a return/risk profile in the desirable upper left (higher return/lower volatility) quadrant.

Quadrant chart illustrates total annualized returns and volatility from TI+ inception (10/22/12) through 3/31/19.

Up Period Percent and Maximum Drawdown:

TI+ also experienced more up/neutral days than other asset classes and generated far less drawdown, the maximum amount a security declines before reaching its prior peak.

Up Period Percent (Since inception through 3/31/2019)

Page Sources: Morningstar Direct

TI+ Fund: A-Shares, no load | Stocks: S&P 500 Total Return | REITs: MSCI U.S. REIT Index | Bonds: Bloomberg Barclays U.S. Aggregate Bond Index

Past performance is not a guarantee of future results. Risk and liquidity factors vary significantly between asset classes.

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SEMI ANNUAL REPORT (4Q 2018 - 1Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

GROWTH IN INCOME AND NET ASSET VALUE

TI+ has paid a 5.25% annualized distribution rate based on current NAV, for the trailing 22 quarters. As NAV has increased, the distribution amount has increased, thus providing a higher effective rate3 based on length of investment.

STABLE PERFORMANCE IN A VOLATILE 2018

In 2018, TI+ A Shares generated a 7.07% total net return with less than 1/20 the volatility of major equity indexes, as illustrated in the chart below. Furthermore, in the fourth quarter TI+ A Shares returned 1.16% compared to large drawdowns for the major equity indexes including the S&P 500, which declined 13.52%.

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SEMI ANNUAL REPORT (4Q 2018 - 1Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

Fund Sub-Advisors
About Mercer Investment Management

Mercer Investment Management, Inc., acts as sub-advisor to the TI+ Fund’s private real estate equity investments. For more than 75 years, Mercer has been one of the world’s leading advisors to endowments, pension funds, sovereign wealth funds and family offices globally, with over 3,700 clients worldwide, and $11.6 trillion in assets under advisement. Mercer works to evaluate over 6,400 investment managers and 32,000 individual investments/strategies and works with Bluerock to select a strategic combination of ‘best-in-class’ institutional real estate managers and investments for the Fund.

About DWS
DWS (formerly Deutsche Asset Management), through its indirect subsidiary RREEF America, LLC, acts as sub-advisor to the TI+ Fund’s public real estate securities investments and is a registered investment adviser under the Advisers Act. DWS’ real estate business in the U.S. dates back to 1975. Today, DWS has $800+ billion in assets under management and works with 550+ institutional clients. Of that total, approximately $62 billion of AUM is invested in real estate securities globally, making DWS one of the largest real estate securities managers in the world.

LOOKING AHEAD

The prevailing belief among financial market participants is the current U.S. economic expansion cycle, commencing in 2010 and the second longest in history, will continue. We agree and expect that 2019 will remain positive for institutional real estate. Our confidence is based on a number of supply and demand factors as well as leading indicators including relatively low leverage in the U.S. commercial real estate sector; constrained aggregate supply levels; and strong demographic tailwinds that are supporting domestic demand as well as increased household formation.

Disciplined Lending Markets1

Mortgage indebtedness for U.S. commercial real estate is currently at much lower levels than it was during the prior peak and subsequent real estate pricing correction of 2007. Current average loan-to-value (LTV) ratios of U.S. commercial real estate mortgages are at 59%, much healthier than the 70% LTVs observed in 2007. Recognizing that a lack of discipline in lending markets can lead to aggressive pricing – which can create vulnerability to price/value declines – we are comfortable surmising that current modest debt levels should help to shield the markets from a large pricing correction.

New Demand1

While the length of the current economic expansion is nearly unprecedented, the magnitude of growth has been muted compared to other recent expansions. We believe this more measured growth pattern is an indicator the current expansion is based on sounder fundamentals, giving it the potential to endure farther into the future. This expectation is supported by continued demand from a maturing millennial generation, the bulk of which is currently under age 35 and transitioning into peak spending years of ages 35-54.

Constrained Supply1

Relative to prior recent expansions, the current expansion is characterized by lower levels of new supply as a percent of inventory. This is important because as over-leverage can be sign of an overheated real estate market, oversupply can confirm it. Yet from 2010-2017, the supply of new commercial real estate averaged only 0.8% of existing stock. This is considerably lower than previous expansion periods (4.3% from 1985-1991, 1.8% from 1992-2001, and 1.6% from 2002-2009). Furthermore, construction costs have been rising faster than the rate of inflation, limiting new development. From 2007-2018, the ENR construction cost index rose at nearly double the rate of growth as the consumer price index. Low levels of new supply combined with robust demand should continue to drive strong occupancy rates and support pricing.

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SEMI ANNUAL REPORT (4Q 2018 - 1Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

LOOKING AHEAD continued...

Strong Market Conditions2

This favorable supply and demand balance has led to historically strong indicators for real estate. In 2018, rent growth was over 2% for all major property sectors (apartment, industrial, office, retail), and over 7% for the industrial sector. National occupancy rates for those major sectors were approximately 95%, 93%, 87%, 94%, respectively, which are at or near expansion-era highs.

Despite favorable market conditions, we believe this stage of the economic cycle warrants active management. Domestic institutional real estate values have risen in accordance with these conditions and returns have been moderating as evidenced by the 2018 NCREIF Property Index return of 6.7%, which was the lowest since 2009. However, large differences among sectors within the institutional real estate universe provide an opportunity for active managers to seek higher risk-adjusted returns. To that end, we continue to emphasize our industrial sector allocation as well as allocations to real estate debt and non-GDP linked property sectors such as medical office, senior housing, student housing, and self-storage.

Our outlook for private institutional real estate remains positive. We believe there are strong demand drivers in the industrial and multifamily sectors, which should drive outperformance against other sectors. Additionally, we believe that institutional real estate is fairly priced as an asset class, and real estate debt will increasingly present attractive risk-adjusted returns.

We thank you for the trust and confidence represented by your investment in the Bluerock Total Income+ Real Estate Fund.

Sincerely,

Jordan Ruddy | Adam Lotterman Portfolio Co-Managers Bluerock Total Income+ Real Estate Fund

[1]	Source: Clarion Partners Market Outlook & House View, February 2019
[2]	Source: UBS Asset Management, US Real Estate Summary, Edition 1, 2019

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FUND HOLDINGS	SEMI ANNUAL REPORT (4Q 2018 - 1Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

As of 3/31/19, the Gross Asset Value of the underlying real estate in the institutional private equity real estate funds in which TI+ is invested is approximately $192 billion, comprising over 3,900 properties across the United States.*

Portfolio	Gross Asset Value ($MM)	Number of Properties	Typical Minimum Investment Required	Average Investment Size ($MM)	Inception Year
PRIVATE EQUITY REAL ESTATE (Target of 15-25 Select Managers | expressed as % of gross investments)						
11.6%	Morgan Stanley Prime Property Fund	$ 28,316	430	$ 5,000,000	$ 66	1973
9.7%	Clarion Lion Properties Fund	$ 12,545	143	$ 5,000,000	$ 88	2000
8.0%	Blackstone Property Partners	$ 17,700	360	$10,000,000	$ 49	2014
4.0%	CBRE U.S. Core Partners	$ 3,300	39	$ 5,000,000	$ 85	2013
3.8%	Sentinel Real Estate Fund	$ 1,680	28	$ 250,000	$ 60	1976
3.7%	Invesco U.S. Income Fund	$ 1,754	24	$10,000,000	$ 73	2013
3.7%	Harrison Street Core Property Fund	$ 6,790	260	$10,000,000	$ 26	2011
3.6%	Clarion Lion Industrial Trust	$ 12,330	617	$ 2,500,000	$ 20	2002
3.3%	Colony Industrial Fund	$ 3,774	400	$5,000,0000	$ 9	2016
3.1%	RREEF Core Plus Industrial Fund	$ 675	15	$ 5,000,000	$ 45	2017
3.0%	Carlyle Property Investors	$ 3,630	70	$10,000,000	$ 52	2016
3.0%	Prologis Targeted U.S. Logistics Fund	$ 10,774	554	$ 5,000,000	$ 19	2004
3.0%	UBS Trumbull Property Growth & Income Fund	$ 1,196	25	$ 5,000,000	$ 48	2006
2.9%	Principal Enhanced Property Fund	$ 3,008	49	$ 5,000,000	$ 61	2004
2.5%	Stockbridge Smart Markets Fund	$ 2,338	60	$ 5,000,000	$ 39	2011
2.4%	PGIM (Prudential) PRISA III	$ 4,246	67	$ 5,000,000	$ 63	2003
2.1%	RREEF America REIT II	$ 13,775	108	$ 5,000,000	$128	1998
1.9%	Invesco Core Real Estate Fund	$ 13,660	102	$ 5,000,000	$134	2004
1.9%	Heitman America REIT II	$ 12,630	110	$ 5,000,000	$115	2007
1.9%	PGIM (Prudential) PRISA I	$ 25,200	267	$ 5,000,000	$ 94	1970
1.3%	AEW Core Property Trust	$ 8,998	155	$ 5,000,000	$ 58	2007
1.1%	Blackrock U.S. Core Property Fund	$ 2,800	32	$ 1,000,000	$ 88	1981
0.3%	Stockbridge Value Fund II	$ 479	14	$ 5,000,000	$ 34	2014
	Totals / Averages	**$191,598**	**3,929**	**$123,750,000**	**$49**	**2003**
REAL ESTATE DEBT SECURITIES						
5.8%	Freddie Mac Securitized Multifamily Notes	$ 3,123	86	$50,000,000	$ 36	2018/19
PUBLIC REAL ESTATE EQUITY SECURITIES, CASH, AND OTHER (Target of 50-100 Real Estate Securities)						
12.5%	Public Real Estate Equity Securities, Cash, and Other

GEOGRAPHIC DIVERSIFICATION

The regions and allocations presented represent the Fund’s private institutional fund investments as of the date herein, but is subject to change at any time.

SECTOR DIVERSIFICATION

The sector diversification presented above represents examples of how the Fund’s private institutional fund investments are allocated as of the date herein, but is subject to change at any time.

* Portfolio holdings are subject to change at any time and should not be considered investment advice. Underlying iPERE data as of Q4 2018 based on allocations by the Fund on 3/31/2019. Diversification does not ensure profit. The organizations referenced above are not invested in Bluerock or the Bluerock Total Income+ Real Estate Fund, and they may not be invested in the funds in which the Bluerock Total Income+ Real Estate Fund invests.

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SEMI ANNUAL REPORT (4Q 2018 - 1Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

HIGHLIGHTED ASSETS

The properties pictured below are currently owned by the underlying third-party institutional private equity real estate funds described herein.

Active Portfolio; subject to change.

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SEMI ANNUAL REPORT (4Q 2018 - 1Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

DEFINITIONS

Bloomberg Barclays U.S. Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Risks include rising interest rates, credit quality of the issuers and general economic conditions.

Standard Deviation: The measure of the daily percentage change in an investment. Standard deviation shows how much variation from the average exists with a larger number indicating the data points are more spread out over a larger range of values.

Correlation: The degree to which two securities move in relation to each other. Correlation is measured as a correlation coefficient, with a value falling between -1 and 1.0 = No Correlation | 1 = Perfectly Positively Correlated | -1 = Perfectly Negatively Correlated

Maximum Drawdown: The maximum decline a security experiences prior to reaching its previous peak.

MSCI U.S. REIT Index: A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. (www.msci.com).

Sharpe Ratio: Measurement of the risk-adjusted performance. The annualized Sharpe Ratio is calculated by subtracting the annualized risk-free rate - (3-month Treasury Bill) - from the annualized rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns.

S&P 500: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. (Investopedia).

You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

Please note that the indices are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. There are limitations when comparing the Bluerock Total Income Fund to Stock, Bond, and Public Real Estate indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity only on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. When interest rates rise, the value of bond securities tends to fall. Real estate securities may decline because of adverse developments affecting the real estate industry and real property values.

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SEMI ANNUAL REPORT (4Q 2018 - 1Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

RISK DISCLOSURES

Not FDIC Insured | No Bank Guarantee | May Lose Value

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets in which it invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended to be a complete investment program.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Investing in the Fund’s shares involves substantial risks, including the risks set forth in the “Risk Factors” section of the prospectus, which include, but are not limited to the following:

The Fund may invest in convertible securities which are subject to risks associated with both debt securities and equity securities; correlation risk such as in down markets when the prices of securities and asset classes can also fall in tandem; credit risk related to the securities held by the Fund which may be lowered if an issuer’s financial condition changes which could negatively impact the Fund’s returns on investment in such securities; interest rate risk including a rise in interest rates which could negatively impact the value of fixed income securities.

The Fund’s investment in Institutional Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees; Issuer and non-diversification risk including the value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issue and as a non-diversified fund.

The Fund may invest more than 5% of its total assets in the securities of one or more issuers; lack of control over institutional private investment funds and other portfolio investments; leverage risk which could cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments; management risk including the judgments of the Advisor or Sub-Advisor about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results; market risk; a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objectives; option writing risk; possible competition between underlying funds and between the fund and the underlying funds; preferred securities risk which are subject to credit risk and interest rate risk.

The Fund will concentrate its investments in real estate and, as such, its portfolio will be significantly impacted by the performance of the real estate market; real estate development issues; insurance risk including certain of the companies in the Fund’s portfolio may fail to carry adequate insurance; dependence on tenants to pay rent; companies in the real estate industry in which the Fund may invest may be highly leveraged and financial covenants may affect their ability to operate effectively; environmental issues; current conditions including recent instability in the United States, European and other credit markets; REIT risk including the value of investments in REIT shares may decline because of adverse developments affecting the real estate industry and real property values; underlying funds risk, use of leverage by underlying funds; and valuation of Institutional Investment Funds as of a specific date may vary from the actual sale price that may be obtained if such Investments were sold to a third party.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Bluerock Total Income+ Real Estate Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling toll free 844-819-8287, or online at bluerockfunds.com. The prospectus should be read carefully before investing. The Bluerock Total Income+ Real Estate Fund is distributed by ALPS Distributors, Inc (ALPS). Bluerock Fund Advisor, LLC is not affiliated with ALPS, Mercer Investment Management, or DWS. Neither Mercer Investment Management nor DWS are affiliated with ALPS.

BLUE ROCKFUNDS.COM	BLU000410

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Bluerock Total Income+ Real Estate Fund	Portfolio Review
March 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for certain periods ended March 31, 2019, compared to its benchmarks:

Bluerock Total Income+ Real Estate Fund:	Six Month	One Year	Three Year	Five Year	Since Inception Class A*	Since Inception Class C and Class I*	Since Inception Class L*
Class A
Without Load	3.12%	7.32%	7.00%	7.12%	8.02%	–	–
With Load(a)	-2.79%	1.15%	4.91%	5.86%	7.03%	–	–
Class C
Without Load	2.75%	6.49%	6.20%	–	–	6.33%	–
With Load(b)	1.75%	5.49%	6.20%	–	–	6.33%	–
Class I	3.25%	7.58%	7.26%	–	–	7.43%	–
Class L
Without Load	2.99%	7.04%	–	–	–	–	6.88%
With Load(c)	-1.38%	2.48%	–	–	–	–	4.37%
S&P 500 Total Return Index	-1.72%	9.50%	13.51%	10.91%	13.51%	10.76%	10.93%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.03%	2.74%	2.14%	2.76%	2.28%

*	Class A commenced operations October 22, 2012, Class C and Class I commenced operations April 1, 2014, and Class L commenced operations June 1, 2017.
(a)	Adjusted for initial maximum sales charge of 5.75%.
(b)	Adjusted for early withdrawal charge of 1.00%.
(c)	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500 Total Return Index is an unmanaged market capitalization -weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using the traded NAV on March 31, 2019. Total returns are calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor (as defined below) not waived a portion of its fees. Returns greater than one year are annualized. The Advisor and the Fund have entered into an expense limitation agreement under which the Advisor has contractually agreed to reduce its fees and/or absorb expenses for Class A, Class C, Class I and Class L at least until January 31, 2020 to ensure that the net annual fund operating expenses (excluding of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) will not exceed 1.95%, 2.70%, 1.70%, and 2.20% of the Fund’s average daily net assets attributable to the Class A, Class C, Class I and Class L shares, respectively. The Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived and or Fund expenses reimbursed, pursuant to the expense limitation agreement, subject to the limitations therein that: (1) the reimbursement will be made if payable not more than three fiscal years from the fiscal year in which they were incurred; (2) the reimbursement may not be made if it would cause the Expense Limitation then in effect or in effect at time of waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees.

Semi-Annual Report | March 31, 2019	11

Bluerock Total Income+ Real Estate Fund	Portfolio Review
March 31, 2019 (Unaudited)

The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver, are 2.43%, 3.18%, 2.22% and 2.74% for Class A, Class C, Class I and Class L, respectively, per the March 27, 2019 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase. Class L shares are subject to a maximum sales charge imposed on purchases of 4.25%. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-819-8287.

Portfolio Composition as of March 31, 2019 (Unaudited)

Percent of Net Assets
Private Equity Real Estate Securities	86.46%
Short-Term Investments	9.98%
Real Estate Debt Securities	6.18%
Public Equity Real Estate Securities	2.57%
Preferred Stocks	0.57%
Exchange-Traded Funds	0.33%
Common Stock	0.02%
Total Investments	106.11%
Liabilities Less Other Assets	-6.11%
Total Net Assets	100.00%

See the Portfolio of Investments in this annual report for a more detailed account of the Fund’s holdings.

12

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments
March 31, 2019 (Unaudited)

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (6.18%)
FREMF 2018-K82 Mortgage Trust, Class X2A, 0.100%, 9/25/2028(a)	$1,075,727,183	$8,004,486
FREMF 2018-K82 Mortgage Trust, Class X2B, 0.100%, 10/25/2028(a)	262,694,906	2,015,133
FREMF 2018-K82 Mortgage Trust, Class D, 10/25/2028(a)	100,392,906	43,777,330
FREMF 2019-KC03 Mortgage Trust, Class C, 4.365%, 1/25/2026(a)	58,088,000	44,849,687
TOTAL REAL ESTATE DEBT SECURITIES (Cost $99,201,030)		98,646,636

Security	Shares	Value
PRIVATE EQUITY REAL ESTATE SECURITIES (86.46%)(b)
Apartments (3.98%)
Sentinel Real Estate Fund	718	63,690,766

Diversified (68.59%)
AEW Core Property Trust	22,139	22,729,622
Blackrock U.S. Core Property	194	19,353,116
Blackstone Property Partners(c)	100,972	135,477,452
Carlyle Property Investors	39,900	51,286,719
CBRE U.S. Core Partners, LP	46,844,895	66,870,509
Clarion Lion Properties Fund	108,240	164,278,431
Harrison Street Core Property Fund	44,700	61,345,432
Heitman America Real Estate Fund	26,324	32,737,838
Invesco Core Real Estate Fund	174	32,607,538
Invesco U.S. Income Fund LP	45,548	62,039,944
Morgan Stanley Prime Property Fund LLC	10,282	194,394,410
PGIM PRISA I	19,101	32,073,446
PGIM PRISA III	22,041	39,884,279
Principal Enhanced Property Fund LP	3,823,268	48,830,406
RREEF America REIT II, Inc.	281,886	35,171,702
Stockbridge Smart Markets Fund	26,836	41,784,455
Stockbridge Value Fund II	N/A	5,133,594
UBS Trumbull Property G&I Fund	1,976	50,510,519
		1,096,509,412
Industrial (13.89%)
Clarion Lion Industrial Trust	32,170	62,603,210
Colony Industrial	N/A	55,305,952
Prologis Targeted U.S. Logistics(c)	31,201	50,225,641
RREEF Core Plus Industrial Fund LP	436,307	53,815,150
		221,949,953
TOTAL PRIVATE EQUITY REAL ESTATE SECURITIES (Cost $1,237,848,564)		1,382,150,131

PUBLIC EQUITY REAL ESTATE SECURITIES (2.57%)
Public Non-Traded Real Estate Investment Trusts (0.03%)
Diversified (0.03%)
Highlands REIT, Inc.(d)(e)	140,161	46,253
Inventrust Properties Corp.(e)	140,161	422,164
Total Public Non-Traded Real Estate Investment Trusts (Cost $487,069)		468,417

Publicly Traded Real Estate Investment Trusts (2.54%)
Apartments (0.26%)
Apartment Investment & Management Co.	11,765	591,662
Camden Property Trust	5,788	587,482
Essex Property Trust, Inc.	2,051	593,231
NexPoint Residential Trust, Inc.	43,244	1,657,975

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2019	13

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)
March 31, 2019 (Unaudited)

Security	Shares	Value
Apartments (continued)
UDR, Inc.	13,939	$633,667
		4,064,017
Communications (0.15%)
American Tower Corp.	7,938	1,564,262
Crown Castle International Corp.	5,920	757,760
		2,322,022
Data Centers (0.08%)
CoreSite Realty Corp.	5,713	611,405
Digital Realty Trust, Inc.	5,743	683,417
		1,294,822
Diversified (0.35%)
American Assets Trust, Inc.	13,629	625,026
Armada Hoffler Properties, Inc.	46,089	718,528
EPR Properties	8,637	664,185
Gladstone Commercial Corp.	32,510	675,233
PS Business Parks, Inc.	7,619	1,194,887
STORE Capital Corp.	34,870	1,168,145
WP Carey, Inc.	8,310	650,922
		5,696,926
Healthcare (0.45%)
CareTrust REIT, Inc.	45,558	1,068,791
Community Healthcare Trust, Inc.	32,599	1,169,978
HCP, Inc.	20,347	636,861
Medical Properties Trust, Inc.	78,382	1,450,851
National Health Investors, Inc.	10,700	840,485
Omega Healthcare Investors, Inc.	34,034	1,298,398
Welltower, Inc.	10,116	785,002
		7,250,366
Hotels (0.01%)
Ryman Hospitality Properties, Inc.	2,877	236,604
		236,604
Industrial (0.44%)
Americold Realty Trust	55,732	1,700,384
EastGroup Properties, Inc.	10,964	1,224,021
Liberty Property Trust	11,780	570,388
Prologis, Inc.	9,097	654,529
Rexford Industrial Realty, Inc.	30,664	1,098,078
STAG Industrial, Inc.	23,536	697,842
Terreno Realty Corp.	23,100	971,124
		6,916,366
Manufactured Homes (0.20%)
Equity LifeStyle Properties, Inc.	13,320	1,522,476
Sun Communities, Inc.	14,107	1,671,962
		3,194,438
Office (0.08%)
Alexandria Real Estate Equities, Inc.	4,424	630,685
NorthStar Realty Europe Corp.	34,424	597,601
		1,228,286
Self-Storage (0.12%)
Extra Space Storage, Inc.	6,122	623,893
Life Storage, Inc.	5,686	553,077
National Storage Affiliates Trust	26,847	765,408
		1,942,378

The accompanying notes are an integral part of these financial statements.

14

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)
March 31, 2019 (Unaudited)

Security	Shares	Value
Single Tenant (0.40%)
Agree Realty Corp.	24,171	$1,676,018
Four Corners Property Trust, Inc.	38,352	1,135,219
Getty Realty Corp.	40,646	1,301,891
National Retail Properties, Inc.	21,255	1,177,314
Realty Income Corp.	15,615	1,148,639
		6,439,081
Total Publicly Traded Real Estate Investment Trusts (Cost $32,233,196)		40,585,306

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $32,905,655)		41,053,723

COMMON STOCKS (0.02%)
InterXion Holding NV(d)	5,748	383,564
TOTAL COMMON STOCKS (Cost $234,063)		383,564

EXCHANGE-TRADED FUNDS (0.33%)
iShares Short Treasury Bond ETF	16,000	1,769,120
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	19,300	1,767,880
Vanguard Short-Term Treasury ETF	29,400	1,776,348
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,300,005)		5,313,348

PREFERRED STOCKS (0.57%)
American Homes 4 Rent, 6.35%, Series E	36,208	945,029
American Homes 4 Rent, 5.88%, Series G	38,050	945,542
Digital Realty Trust, Inc., 5.25%, Series J	36,615	867,043
Kimco Realty Corp., 5.13%, Series L	39,625	933,961
National Storage Affiliates Trust, 6.00%, Series A	34,404	856,316
PS Business Parks, Inc., 5.20%, Series Y	38,691	918,524
PS Business Parks, Inc., 5.25%, Series X	38,225	936,513
Public Storage, 5.05%, Series G	37,194	930,594
Spirit Realty Capital, Inc., 6.00%, Series A	37,359	894,374
VEREIT, Inc., 6.70%, Series F	33,600	845,712
TOTAL PREFERRED STOCKS (Cost $8,494,397)		9,073,608

SHORT TERM INVESTMENTS (9.98%)
Fidelity Government Portfolio, 2.30% (Cost $159,599,728)	159,599,728	159,599,728

TOTAL INVESTMENTS (106.11%) (Cost $1,543,583,442)		$1,696,220,738
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.11%)		(97,723,538)
NET ASSETS (100.00%)		$1,598,497,200

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the aggregate market value of those securities was $98,646,636, representing 6.17% of net assets.
(b)	All or a portion of these securities are segregated as collateral for the Line of Credit as of March 31, 2019.
(c)	Holding is comprised of two share classes of the same underlying investment.
(d)	Non-income producing security.
(e)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $468,417, representing 0.03% of net assets.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2019	15

Bluerock Total Income+ Real Estate Fund	Statement of Assets and Liabilities
March 31, 2019 (Unaudited)

ASSETS
Investments, at value (Cost $1,543,583,442)	$1,696,220,738
Receivable for shares sold	6,383,488
Dividends and interest receivable	8,794,714
Prepaid expenses and other assets	105,739
Total Assets	1,711,504,679
LIABILITIES
Line of credit payable	110,000,000
Line of credit interest payable	95,606
Investment advisory fees payable	1,981,888
Shareholder servicing fees payable	181,100
Administration fees payable	106,668
Transfer agency fees payable	241,587
Distribution fees payable	224,848
Trustees' fees payable	166
Accrued expenses and other liabilities	175,616
Total Liabilities	113,007,479
NET ASSETS	$1,598,497,200
NET ASSETS CONSIST OF
Paid-in capital	$1,432,167,343
Total distributable earnings	166,329,857
NET ASSETS	$1,598,497,200
PRICING OF SHARES
Class A:
Net asset value and redemption price	$30.06
Net assets	$467,537,009
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	15,552,875
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$31.89
Class C:
Net asset value, offering and redemption price	$28.97
Net assets	$338,784,191
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	11,692,362
Class I:
Net asset value, offering and redemption price	$30.50
Net assets	$728,046,126
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	23,868,452
Class L:
Net asset value and redemption price	$29.92
Net assets	$64,129,874
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,143,259
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$31.25

The accompanying notes are an integral part of these financial statements.

16

Bluerock Total Income+ Real Estate Fund	Statement of Operations
For the Six Months Ended March 31, 2019 (Unaudited)

INVESTMENT INCOME
Dividend income	$18,946,343
Interest	2,487,292
Total Investment Income	21,433,635

EXPENSES
Investment advisory fees	10,058,878
Administrative fees	319,825
Transfer Agency fees	482,982
Shareholder servicing fees:
Class A	513,753
Class C	384,337
Class L	64,010
Distribution fees:
Class C	1,153,010
Class L	64,010
Legal fees	57,892
Audit and tax fees	11,717
Reports to shareholders and printing fees	281,563
Custody fees	26,189
Chief compliance officer fees	31,474
Interest expense	1,877,932
Trustees' fees	38,588
Recoupment of previously waived fees	23,118
Other expenses	122,622
Total Expenses	15,511,900
Less: Fees waived/expenses reimbursed by Advisor	(32,920)
Net Expenses	15,478,980
Net Investment Income	5,954,655
Net realized gain/(loss) on investments	(27,455)
Net change in unrealized appreciation/(depreciation) on investments	33,050,846
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	33,023,391
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,978,046

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2019	17

Bluerock Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Year Ended September 30, 2018
OPERATIONS:
Net investment income	$5,954,655	$5,602,006
Net realized gain/(loss) on investments	(27,455)	5,696,091
Long-term capital gain distributions from Real Estate Investment Trusts	–	3,506,209
Net change in unrealized appreciation on investments	33,050,846	55,598,433
Net Increase in Net Assets Resulting from Operations	38,978,046	70,402,739
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(263,624)	(5,861,317)
From return of capital	(11,128,122)	(11,773,428)
Class C
From distributable earnings	(194,389)	(4,574,206)
From return of capital	(8,205,584)	(9,203,139)
Class I
From distributable earnings	(380,930)	(6,111,881)
From return of capital	(16,079,876)	(13,722,059)
Class L
From distributable earnings	(34,005)	(383,276)
From return of capital	(1,435,439)	(1,065,452)
Total Distributions to Shareholders	(37,721,969)	(52,694,758)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	105,729,391	107,848,280
Distributions reinvested	6,538,803	10,486,528
Shares redeemed	(18,856,813)	(43,203,702)
Class C
Shares sold	60,612,320	83,112,576
Distributions reinvested	5,406,884	8,589,679
Shares redeemed	(17,156,381)	(36,598,023)
Class I
Shares sold	274,441,898	240,300,735
Distributions reinvested	9,095,226	10,226,400
Shares redeemed	(27,872,194)	(44,327,518)
Class L
Shares sold	20,971,221	36,874,389
Distributions reinvested	945,395	973,503
Shares redeemed	(743,133)	(257,850)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	419,112,617	374,024,997
Net increase in net assets	420,368,694	391,732,978
NET ASSETS:
Beginning of year	1,178,128,506	786,395,528
End of period	$1,598,497,200	$1,178,128,506

The accompanying notes are an integral part of these financial statements.

18

Bluerock Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Year Ended September 30, 2018
Other Information
Share Transactions:
Class A
Beginning shares	12,451,402	9,933,224
Shares sold	3,509,074	3,618,649
Distributions reinvested	218,597	353,410
Shares redeemed	(626,198)	(1,453,881)
Net increase in shares outstanding	3,101,473	2,518,178
Ending shares	15,552,875	12,451,402
Class C
Beginning shares	10,012,148	8,109,758
Shares sold	2,083,337	2,873,837
Distributions reinvested	187,333	298,457
Shares redeemed	(590,456)	(1,269,904)
Net increase in shares outstanding	1,680,214	1,902,390
Ending shares	11,692,362	10,012,148
Class I
Beginning shares	15,498,144	8,666,409
Shares sold	8,983,651	7,965,947
Distributions reinvested	299,715	340,162
Shares redeemed	(913,058)	(1,474,374)
Net increase in shares outstanding	8,370,308	6,831,735
Ending shares	23,868,452	15,498,144
Class L
Beginning shares	1,437,606	172,439
Shares sold	698,727	1,240,939
Distributions reinvested	31,736	32,837
Shares redeemed	(24,810)	(8,609)
Net increase in shares outstanding	705,653	1,265,167
Ending shares	2,143,259	1,437,606

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2019	19

Bluerock Total Income+ Real Estate Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2019 (Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$38,978,046
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investments securities	(382,076,033)
Proceeds from disposition of investment securities	51,128,829
Net purchases of short-term investment securities	(60,199,527)
Net realized loss on investments	27,455
Net change in unrealized appreciation on investments	(33,050,846)
Discount and premiums amortized	(1,506,946)
(Increase)/Decrease in Assets:
Dividends and interest receivable	(70,142)
Prepaid expenses and other assets	(103,224)
Increase/(Decrease) in Liabilities:
Shareholder servicing fees payable	38,362
Investment advisory fees payable	935,725
Administrative fees payable	(76,172)
Transfer agency fees payable	(118,024)
Distribution fees payable	39,759
Trustees' fees payable	166
Insurance fees payable	(40,720)
Interest due on loan payable	(14,157)
Accrued expenses and other liabilities	(151,264)
Net cash provided by operating activities	(386,258,713)
Cash Flows from Financing Activities:
Increase in Line of Credit Borrowing	6,800,000
Proceeds from shares sold	459,719,515
Payment on shares redeemed	(64,628,521)
Cash distributions paid	(15,735,661)
Net cash provided by financing activities	386,155,333
Net Change in Cash	(103,380)
Cash beginning of period	$103,380
Cash end of period	$–
Non-cash financing Activities not included herin consist of reinvestment of distributions of:	$21,986,308
Cash paid during the period for interest from bank borrowing:	1,892,089

The accompanying notes are an integral part of these financial statements.

20

Bluerock Total Income+ Real Estate Fund - Class A	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months Ended March 31, 2019 (Unaudited)		For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Net asset value, beginning of year	$30.00		$29.37	$29.13	$28.68	$27.98	$27.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.21	0.23	0.23	0.39	0.26
Net realized and unrealized gain	0.72		2.00	1.56	1.75	1.81	1.70
Total from investment operations	0.86		2.21	1.79	1.98	2.20	1.96
DISTRIBUTIONS:
From net investment income	–		–	–	–	(0.09)	(0.01)
From net realized gain on investments	(0.02)		(0.54)	(0.37)	(0.16)	(0.29)	(0.11)
Return of capital	(0.78)		(1.04)	(1.18)	(1.37)	(1.12)	(1.35)
Total distributions	(0.80)		(1.58)	(1.55)	(1.53)	(1.50)	(1.47)
Redemption fees added to paid-in capital (Note 7)	–		–	–	–	–	0.02
Net asset value, end of year	$30.06		$30.00	$29.37	$29.13	$28.68	$27.98
TOTAL RETURN(b)(c)	2.88%		7.69%	6.29%	7.08%	8.06%	7.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$467,537		$373,488	$291,772	$226,712	$129,287	$89,319
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.24	%(f)	2.43%	2.37%	2.19%	2.25%	2.54%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.23	%(f)	2.37%	2.21%	1.82%	1.79%	1.76%
Ratio of net investment income to average net assets(e)(g)	0.96	%(f)	0.71%	0.80%	0.79%	1.36%	0.94%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	1.96	%(f)	1.99%	2.04%	2.19%	2.24%	2.52%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.95	%(f)	1.93%	1.89%	1.82%	1.78%	1.74%
Portfolio turnover rate	3	%(h)	13%	16%	18%	35%	12%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Represents the ratio of expenses to average net asset absent fee waivers and/or expense reimbursement by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

(f)	Annualized.

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2019	21

Bluerock Total Income+ Real Estate Fund - Class C	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months Ended March 31, 2019 (Unaudited)		For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014 (a)
Net asset value, beginning of period	$29.02		$28.63	$28.61	$28.38	$27.89	$27.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.03		(0.01)	0.01	(0.01)	0.16	(0.19)
Net realized and unrealized gain	0.69		1.93	1.52	1.75	1.82	1.07
Total from investment operations	0.72		1.92	1.53	1.74	1.98	0.88
DISTRIBUTIONS:
From net investment income	–		–	–	–	(0.09)	–
From net realized gain on investments	(0.02)		(0.52)	(0.37)	(0.16)	(0.29)	–
Return of capital	(0.75)		(1.01)	(1.14)	(1.35)	(1.11)	(0.74)
Total distributions	(0.77)		(1.53)	(1.51)	(1.51)	(1.49)	(0.74)
Net asset value, end of period	$28.97		$29.02	$28.63	$28.61	$28.38	$27.89
TOTAL RETURN(c)(d)	2.50%		6.86%	5.50%	6.28%	7.28%	3.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$338,784		$290,549	$232,200	$153,859	$37,920	$6,505
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	2.99	%(g)	3.18%	3.13%	2.95%	3.04%	3.36	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.98	%(g)	3.12%	2.97%	2.56%	2.55%	2.61	%(g)
Ratio of net investment income/(loss) to average net assets(f)(h)	0.21	%(g)	(0.04)%	0.05%	(0.04)%	0.55%	(1.36	)%(g)
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	2.71	%(g)	2.74%	2.79%	2.95%	3.02%	3.34	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.70	%(g)	2.68%	2.63%	2.56%	2.54%	2.59	%(g)
Portfolio turnover rate	3	%(i)	13%	16%	18%	35%	12	%(i)

(a)	Class C commenced operations on April 1, 2014.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Represents the ratio of expenses to average net asset absent fee waivers and/or expense reimbursement by the Advisor.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

(g)	Annualized.

(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(i)	Not annualized.

The accompanying notes are an integral part of these financial statements.

22

Bluerock Total Income+ Real Estate Fund - Class I	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months Ended March 31, 2019 (Unaudited)		For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Net asset value, beginning of period	$30.40		$29.70	$29.38	$28.85	$28.03	$27.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.19		0.29	0.31	0.28	0.45	(0.04)
Net realized and unrealized gain	0.72		2.01	1.57	1.79	1.88	1.06
Total from investment operations	0.91		2.30	1.88	2.07	2.33	1.02
DISTRIBUTIONS:
From net investment income	–		–	–	–	(0.10)	–
From net realized gain on investments	(0.02)		(0.54)	(0.37)	(0.16)	(0.29)	–
Return of capital	(0.79)		(1.06)	(1.19)	(1.38)	(1.12)	(0.74)
Total distributions	(0.81)		(1.60)	(1.56)	(1.54)	(1.51)	(0.74)
Net asset value, end of period	$30.50		$30.40	$29.70	$29.38	$28.85	$28.03
TOTAL RETURN(c)(d)	3.02%		7.91%	6.58%	7.36%	8.51%	3.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$728,046		$471,116	$257,366	$110,845	$25,274	$3,495
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	1.98	%(g)	2.22%	2.15%	1.96%	2.03%	2.40	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.98	%(g)	2.15%	1.99%	1.56%	1.54%	1.61	%(g)
Ratio of net investment income/(loss) to average net assets(f)(h)	1.22	%(g)	0.95%	1.06%	0.96%	1.59%	(0.24	)%(g)
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	1.70	%(g)	1.75%	1.80%	1.96%	2.02%	2.38	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.70	%(g)	1.68%	1.64%	1.56%	1.53%	1.59	%(g)
Portfolio turnover rate	3	%(i)	13%	16%	18%	35%	12	%(i)

(a)	Class I commenced operations April 1, 2014.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Represents the ratio of expenses to average net asset absent fee waivers and/or expense reimbursement by the Advisor.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

(g)	Annualized.

(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(i)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2019	23

Bluerock Total Income+ Real Estate Fund - Class L	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months Ended March 31, 2019 (Unaudited)		For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
Net asset value, beginning of period	$29.89		$29.34	$29.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.11		0.13	(0.06)
Net realized and unrealized gain	0.71		1.99	0.76
Total from investment operations	0.82		2.12	0.70
DISTRIBUTIONS:
From net realized gain on investments	(0.02)		(0.53)	–
Return of capital	(0.77)		(1.04)	(0.78)
Total distributions	(0.79)		(1.57)	(0.78)
Net asset value, end of period	$29.92		$29.89	$29.34
TOTAL RETURN(c)(d)	2.78%		7.40%	2.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$64,130		$42,975	$5,059
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	2.48	%(g)	2.84%	2.83	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.48	%(g)	2.74%	2.63	%(g)
Ratio of net investment income/(loss) to average net assets(e)(h)	0.72	%(g)	0.44%	(0.64	)%(g)
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	2.20	%(g)	2.27%	2.35	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.20	%(g)	2.17%	2.14	%(g)
Portfolio turnover rate	3	%(i)	13%	16	%(i)

(a)	Class L commenced operations June 1, 2017.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(f)	Represents the ratio of expenses to average net asset absent fee waivers and/or expense reimbursement by the Advisor.
(g)	Annualized.
(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(i)	Not annualized.

The accompanying notes are an integral part of these financial statements.

24

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

1. ORGANIZATION

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation, with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets plus the amount of any borrowings for investment purposes, in “real estate industry securities” (as such term is described in the Fund’s prospectus), primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update, 2013-08.

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor (defined below), those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Semi-Annual Report | March 31, 2019	25

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker- dealer or independent pricing service is inaccurate.

Valuation of Private Equity Real Estate Securities – The Fund invests a significant portion of its assets in Private Equity Real Estate Securities (“Private ERES”). The Private ERES measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private ERES at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private ERES by adjusting the most recent NAV for each REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private ERES market. As of March 31, 2019, all of the Fund’s investments in Private ERES were valued at the respective NAVs of the Private ERES.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

26

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the six months ended March 31, 2019, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2019 for the Fund’s assets and liabilities measured at fair value:

Bluerock Total Income+ Real Estate Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Equity Real Estate Securities (Measured at net asset value)(a)	$–	$–	$–	$1,382,150,131
Public Non-Traded Real Estate Investment Trusts	–	–	468,417	468,417
Publicly Traded Real Estate Investment Trusts	40,585,306	–	–	40,585,306
Real Estate Debt Securities	–	98,646,636	–	98,646,636
Common Stocks	383,564	–	–	383,564
Exchange-Traded Funds	5,313,348	–	–	5,313,348
Preferred Stocks	9,073,608	–	–	9,073,608
Short Term Investments	159,599,728	–	–	159,599,728
TOTAL	$214,955,554	$98,646,636	$468,417	$1,696,220,738

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Public Non-Traded Real Estate Investment Trusts
Beginning Balance	$458,157
Total realized gain (loss)	–
Appreciation (Depreciation)	10,260
Cost of Purchases	–
Proceeds from Sales/Liquidating Distribution	–
Return of Capital	–
Accrued Interest	–
Net transfers in/out of level 3	–
Ending Balance	$468,417

Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2019, are as follows:

	Fair Value at 3/31/19	Valuation Technique	Unobservable Input	Range	(Weighted Average)
Public Non-Traded Real Estate Investment Trusts	$468,417	Transaction Data	Discount for Lack of Liquidity(a)	8.00%	8.00%

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account these premiums and discounts when pricing the investments.

B. Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed- end funds and mutual funds. Such funds are bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

Semi-Annual Report | March 31, 2019	27

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

C. Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

D. Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2016-2018) or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended March 31, 2019, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

E. Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

For the six months ended March 31, 2019, the Fund declared distributions to shareholders in the amount of $37,721,969, which resulted in $15,735,661 elected to be paid in cash and $21,986,308 that was reinvested through the Fund’s dividend reinvestment policy. During this same period, the Fund had total investment income of $21,433,635, net realized gains/(loss) on investments totaling ($27,455), net change in unrealized appreciation on investments of $33,050,846 and paid net expenses of $15,478,980.

The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s total return is expected to be comprised of income plus realized gains and unrealized gains, less Fund-level expenses. Therefore, a portion of the Fund’s total return has been comprised of unrealized gains.

The Fund’s distributions for any period may be higher or lower than the Fund’s net return and therefore should not be used as a measure of performance or confused with yield or income generated by the Fund’s underlying investments. Further, the actual distribution amounts and sources of those amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Distributions in excess of the Fund’s total return will cause the Fund’s NAV to decline. During the six months ended March 31, 2019, the Fund’s Class A Shares had a starting NAV of $30.00, paid distributions of $0.80 and had an ending NAV of $30.06. During the six months ended March 31, 2019, the Fund’s Class C Shares had a starting NAV of $29.02, paid distributions of $0.77 and had an ending NAV of $28.97. During the six months ended March 31, 2019, the Fund’s Class I Shares had a starting NAV of $30.40, paid distributions of $0.81 and had an ending NAV of $30.50. During the six months ended March 31, 2019, the Fund’s Class L Shares had a starting NAV of $29.89, paid distributions of $0.79 and had an ending NAV of $29.92.

The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution.

The Fund’s historical NAV details are available on the Fund’s website at www.bluerockfunds.com/performance.

F. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

28

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

A. Advisory Fees – Pursuant to an investment advisory agreement with the Fund, (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended March 31, 2019, the Advisor earned advisory fees of $10,058,878.

Pursuant to an expense limitation agreement, the Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund operating expenses (exclusive of any taxes, interest, acquired fund fees and expenses, brokerage and extraordinary expenses, but inclusive of organizational costs and offering costs) at least until January 31, 2020 so that the total annual operating expenses of the Fund do not exceed 1.95%, 2.70%, 1.70% and 2.20%, of the Fund’s average daily net assets for Class A, Class C, Class I and Class L shares, respectively.

The Fund share classes had the following expense limitations in place pursuant to Board approval during the six months ended March 31, 2019:

Class A

Effective Date	Expense Limitation
2/1/2018	1.95%

Class C

Effective Date	Expense Limitation
2/1/2018	2.70%

Class I

Effective Date	Expense Limitation
2/1/2018	1.70%

Class L

Effective Date	Expense Limitation
6/1/2018	2.20%

Fee waivers and expense payments may be recouped by the Advisor from the Fund, upon approval by the Board, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at the time of the waiver/reimbursement, and/or, within three fiscal years of when the amounts were waived or reimbursed. During the six months ended March 31, 2019, the Advisor waived fees and/or reimbursed expenses of $32,920 and recouped previously waived fees of $23,118. Including amounts waived during the six months ended March 31, 2019, cumulative fees and/or expenses subject to recapture pursuant to the aforementioned conditions amounted to $2,605,868 and will expire during the fiscal years indicated below:

2019	2020	2021	2022
$975,417	$1,002,000	$595,531	$32,920

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and each of Mercer Investment Management, Inc. (“Mercer”) and RREEF America, LLC (“RREEF” and together with Mercer, the “Sub-Advisors”). Under each of the terms of the sub-advisory agreements, the Advisor compensates the Sub-Advisors based on the Fund’s assets allocated to the respective Sub-Advisor. Under the terms of the Sub-Advisory Agreement with Mercer, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.0250% of the Fund’s assets invested in publicly traded real estate securities, and 0.15% for up to $250 million in total Fund assets, 0.13% for $250 million to $500 million in total Fund assets, 0.12% for $500 million to $750 million in total Fund assets, 0.10% for $750 million to $1 billion in total Fund assets, 0.08% for $1 billion to $1.3 billion in total Fund assets, 0.07% for $1.3 billion to $1.5 billion in total Fund assets, 0.06% for $1.5 billion to $2 billion in total Fund assets, and 0.05% for $2 billion or more in total Fund assets invested in private real estate assets.

Under the terms of the Sub-Advisory Agreement with RREEF, which was amended and restated on November 1, 2018, RREEF receives fees from the Advisor (not the Fund) as follows: For the portion of the Fund invested in liquid real assets, sub-advisory fees are calculated at an annual rate of 0.60% for up to $50 million in assets allocated to RREEF, 0.55% for $50 million to $100 million in assets allocated to RREEF, and 0.50% for greater than $100 million in assets allocated to RREEF. For the portion of the Fund which is invested in non-publicly traded real estate related debt securities, sub-advisory fees are calculated at an annual rate of 0.75% for up to $350 million in assets allocated to RREEF, 0.60% in excess of $350 million through $700 million in assets allocated to RREEF, and 0.55% for assets in excess of $700 million allocated to RREEF.

Semi-Annual Report | March 31, 2019	29

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

B. Distributor – The distributor of the Fund is ALPS Distributors, Inc., (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A, Class C and Class L shares for such services. For the six months ended March 31, 2019, the Fund incurred shareholder servicing fees of $513,753, $384,337 and $64,010 for Class A, Class C and Class L shares, respectively. Under the Distribution Plan, the Fund pays 0.75% and 0.25% per year of its average daily net assets for such services for Class C shares and Class L shares, respectively. For the six months ended March 31, 2019, the Fund incurred distribution fees of $1,153,010 and $64,010 for Class C shares and Class L, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended March 31, 2019, the Distributor received $1,685,859 in underwriting commissions for sales of Class A shares, of which $271,876 was retained by the principal underwriter or other affiliated broker-dealers. For the six months ended March 31, 2019, the Distributor received $660,332 in underwriting commissions for sales of Class L shares, of which $149,670 was retained by the principal underwriter or other affiliated broker-dealers.

C. ALPS Fund Services (“ALPS”) – ALPS provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with ALPS, the Fund pays ALPS customary fees for providing administration and fund accounting services to the Fund.

D. Transfer Agent – DST Systems, Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

E. Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor an annual fee of $25,000, as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2019, amounted to $382,076,033 and $45,611,730 respectively.

5. REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline (as defined in the Fund’s prospectus). The Board shall determine the quarterly repurchase offer amount. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

30

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

During the six months ended March 31, 2019, the Fund completed two quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer
Commencement Date	September 28, 2018	December 27,2018
Repurchase Request Deadline	November 6, 2018	February 5, 2019
Repurchase Pricing Date	November 6, 2018	February 5, 2019

Net Asset Value as of Repurchase Offer Date:
Class A	$30.03	$30.19
Class C	$29.03	$29.13
Class I	$30.44	$30.62
Class L	$29.92	$30.06
Amount Repurchased:
Class A	$7,071,392	$9,179,633
Class C	$12,126,858	$4,840,509
Class I	$14,502,022	$13,391,447
Class L	$178,586	$224,384

The amounts listed above do not match the amounts listed in the Statement of Changes in Nets Assets due to transfer redemptions between Fund’s share classes. In each period shown, the Fund met all repurchase requests made.

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended September 30, 2018 and September 30, 2017 were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2018	$–	$16,930,680	$35,764,078
2017	–	7,080,110	28,046,256

As of March 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Bluerock Total Income+ Real Estate Fund	$192,088,909	$(4,608,537)	$187,480,372	$1,508,433,128

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
Bluerock Total Income+ Real Estate Fund	$(14,307,363)	$142,532,122	$128,224,759

The Fund elects to defer the year ending September 30, 2019, late year ordinary losses in the amount of $14,307,363.

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for partnerships.

Permanent book and tax differences, primarily attributable to net operating losses and tax adjustments for partnerships, resulted in reclassification for the fiscal year ended September 30, 2018 as follows:

	Paid-in Capital	Total Distributable Earnings
Bluerock Total Income+ Real Estate Fund	$(1,116,775)	$1,116,775

Semi-Annual Report | March 31, 2019	31

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2019 (Unaudited)

7. REDEMPTION FEES

Class C shareholders and certain Class A shareholders who tender for repurchase shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price with respect to such shares. The redemption fee does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2019, the Fund did not receive any such fees.

8. COMMITMENTS AND CONTINGENCIES

As of March 31, 2019, the Fund had unfunded commitments and/or contingencies for the below listed Private Equity Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$22,729,622	$–	Quarterly	45
Blackrock US Core Property	19,353,116	–	Quarterly	60
Blackstone Property Partners	135,477,452	60,000,000	Quarterly	90
Carlyle Property Investors	51,286,719	50,000,000	Quarterly	90
CBRE U.S. Core Partners	66,870,509	28,000,000	Quarterly	60
Clarion Lion Industrial Trust	62,603,210	50,000,000	Quarterly	90
Clarion Lion Properties Fund	164,278,431	–	Quarterly	90
Colony Industrial	55,305,952	100,000,000	Quarterly	60
Harrison Street Core Property Fund	61,345,432	17,905,660	Quarterly	45
Heitman America Real Estate Fund	32,737,838	–	Quarterly	90
Invesco Core Real Estate Fund	32,607,538	–	Quarterly	45
Invesco U.S. Income Fund LP	62,039,944	20,000,000	Quarterly	45
Morgan Stanley Prime Property Fund LLC	194,394,410	80,000,000	Quarterly	90
PGIM PRISA I	32,073,446	–	Quarterly	90
PGIM PRISA III	39,884,279	61,103,449	Quarterly	90
Principal Enhanced Property Fund LP	48,830,406	24,000,000	Quarterly	90
Prologis Targeted US Logistics	50,225,641	51,000,000	Quarterly	90
RREEF America REIT II, Inc.	35,171,702	–	Quarterly	45
RREEF Core Plus Industrial Fund LP	53,815,150	15,000,000	Quarterly	90
Sentinel Real Estate Fund	63,690,766	–	Daily	*
Stockbridge Smart Markets Fund	41,784,455	–	Quarterly	45
Stockbridge Value Fund II	5,133,594	1,441,498	None	None
UBS Trumbull Property G&I Fund	50,510,519	15,000,000	Quarterly	60

*	Written notice required for redemption, no minimum timeline required.

9. LINE OF CREDIT

Credit Facility – On November 23, 2016, the Fund entered into a secured, revolving line of credit agreement (“Credit Agreement”) with Credit Suisse for investment purposes, subject to the limitations of the 1940 Act for borrowings. Borrowings under the Credit Agreement bear interest up to the rate of 3 month LIBOR plus 236 basis points at the time of borrowing. During the six months ended March 31, 2019, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense for the six months ended March 31, 2019 were $63,085,714, 4.83% and $1,877,932, respectively. Note, of the total interest expense incurred, $454,527 was related to fees on unused borrowings. As of March 31, 2019, the Fund had $110,000,000 of outstanding borrowings under the Credit Agreement.

10. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on May 7, 2019 which resulted in 2.69% of the Fund’s shares being repurchased for $46,024,869.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as stated above, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

32

Bluerock Total Income+ Real Estate Fund	Renewal of Investment Advisory Agreement and Sub-Advisory Agreements
March 31, 2019 (Unaudited)

At a meeting held on November 2, 2018 (the “November Meeting”), the Board of Trustees (the “Board”) of the Fund, including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined by the 1940 Act, approved the renewal of the Advisory Agreement with Bluerock Fund Advisor, LLC (the “Adviser” or “BFA”), as well as the renewal of the Sub-Advisory Agreement (the “Mercer Agreement”) between BFA and Mercer Investment Management, Inc. (“Mercer”) and the Sub-Advisory Agreement (the “RREEF Agreement”) between BFA and RREEF America, LLC (“RREEF” and together with Mercer, the “Sub-Advisors”).

Matters considered by the Trustees in connection with the Board’s renewal of the Advisory Agreement and Sub-Advisory Agreements included the following:

Advisory Agreement with BFA

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser relating to the Advisory Agreement. With respect to the nature, extent and quality of services provided, the Trustees reviewed a description of the manner in which investment decisions are made for the Fund, a description of the services provided by the Adviser, including an overview of the experience of professional personnel performing services for the Fund, key risks associated with the Adviser’s management of the Fund, and steps to mitigate those risks.

The Board recognized that the Adviser continued to expand the depth and experience of its personnel, noting the addition of certain key personnel without significant turnover. The Trustees agreed that the Adviser continued to be accessible, forthcoming and transparent with their plans with the Board. The Board also considered the depth and scope of the investment services provided to the Fund by the Adviser, including with respect to the monitoring and oversight of multiple sub-advisers, the research and review associated with making investment decisions for the Fund, and general oversight of the Fund’s other service providers. The Trustees recognized the significant investments made by the Adviser to obtain quality and useful intellectual property across investment classes, noting that the Fund continues to benefit from the Adviser paying the sub-advisers for their expertise. In addition, the Board took note of the efforts of the Adviser to actively manage the Fund’s portfolio and complete complex investments that require months of diligence, which assist in driving the Fund’s performance and benefiting shareholders. With respect to compliance, the Board considered that the Fund had previously retained an independent compliance consultant to ensure that the Adviser’s compliance policies and procedures were consistent with industry best practice and that the Adviser was adhering to such compliance policies and procedures. The Board, including the Independent Trustees, concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential for performing its duties under the Advisory Agreement. The Trustees accordingly agreed that they were very satisfied with the nature, overall quality and extent of the management services provided by the Adviser.

Performance. The Board considered the performance of the Fund (Class A shares, load waived) as compared to the performance of the Fund’s peer group and benchmark indices representing various asset classes, including bonds, equity and Public REITs, represented by the Barclays U.S. Aggregate Bond Index, S&P 500 Total Return Index, and the MSCI U.S. REIT Index, respectively. The Board also considered the performance of the Fund compared to the NCREIF Fund Index-Open End Diversified Core Equity Index (“NFIODCE”) and a blended index reflecting the returns of a mix of Private REIT and Public REIT investments comprised of the NFIODCE and MSCI U.S. REIT Index weighted at 80% and 20%, respectively (the “Blended Index”).

The Board noted that NFIODCE was an unmanaged index measuring the investment returns of open-end funds that invest in real estate and considered the returns of the NFIODCE and Blended Index net of expenses. The Board considered that for the one and two year periods, the Fund outperformed the Barclays U.S. Aggregate Bond Index, the NFIODCE (net of fees), the MSCI U.S. REIT Index and the Blended Index (net of fees), but underperformed the S&P 500 Total Return Index for the same period. The Board considered that for the period since the Fund’s inception (October 22, 2012) to September 30, 2018, the Fund substantially outperformed the Barclays U.S. Aggregate Bond Index but underperformed the Blended Index (net of fees), the S&P 500 Total Return Index, the MSCI U.S. REIT Index, and the NFIODCE (net of fees). The Board noted that the Adviser factors risk management into its management of the Fund’s portfolio.

The Board considered a selection of similarly structured closed-end interval funds with comparable investment objectives to that of the Fund (the “Peer Group”), and found that for the one, two and three year periods ended September 30, 2018, the Fund’s performance was higher than the Peer Group. In addition, the Fund’s Sharpe Ratio for each period was higher than the Peer Group, reflecting that the Fund was delivering returns at considerably lower risk levels than its competitors. The Board considered the Fund’s low correlation to the Public REIT market and recognized the Adviser’s expertise in employing the Fund’s strategy. Based on the information provided, the Board concluded that the Adviser was meeting the Fund’s investment objectives and that it was very satisfied with the Fund’s performance.

Fees and Expenses. As to the costs of the services provided by the Adviser, the Trustees considered a comparison of the Fund’s advisory fee and overall expenses to the Peer Group. The Board considered that the Fund’s advisory fee of 1.50% was above the mean and equal to the highest in the Peer Group. The Board also considered the net expense ratio of the Fund, noting that the Adviser had agreed to reimburse expenses to limit net annual operating expenses. The Board considered that the Fund’s expense limit and net expense ratio (Class I shares) was approximately in-line with the mean of the Peer Group. The Board considered the significant skill and expertise provided by the Adviser, as well as the investments made towards the success of the Fund’s strategy by the Adviser. In addition, it was noted that the Adviser’s strategy required additional resources to execute compared to some of the Peer Group funds. In light of these factors, the Board concluded that the advisory fee was not unreasonable.

Semi-Annual Report | March 31, 2019	33

Bluerock Total Income+ Real Estate Fund	Renewal of Investment Advisory Agreement and Sub-Advisory Agreements
March 31, 2019 (Unaudited)

Profitability. The Board also considered the profitability of the Adviser and whether such profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by the Adviser for the year ended September 30, 2018. The Board considered that the Fund was a specialized product that required appropriate expertise, and found that the Adviser realized a reasonable, but not excessive profit in connection with its relationship with the Fund. The Trustees agreed that, given the labor intensive nature of the Fund’s strategy, of the advisory fee was appropriate.

Economies of Scale. The Board considered whether economies of scale had been or would likely be realized by the Adviser. In consideration of the fact that the strategy requires additional work as the Fund grows, and the fact that the Adviser was continuing to waive fees under the expense cap, the Board agreed that breakpoints were not necessary at this time. The Board also considered the Adviser’s projections for reaching economies of scale at higher asset levels, and agreed to revisit whether economies of scale had been realized in the future once sufficient Fund size was achieved.

Conclusion. The Trustees, having requested and received such information from the Adviser as they believed reasonably necessary to evaluate the terms of the Advisory Agreement, and assisted by the advice of independent counsel, determined that continuation of the Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered many factors collectively in light of surrounding circumstances. Further, each Trustee may have afforded a different weight to different factors.

Sub-Advisory Agreement with Mercer

Nature, Extent and Quality of Services. The Board reviewed materials provided by Mercer related to the Mercer Agreement with the Adviser. The Board considered the role of Mercer with respect to the Fund, noting that Mercer’s principal responsibilities were to assist the Adviser by providing research and diligence services for the Fund’s portfolio of Private REITs and other non-traded securities, providing recommendations to select such investments and establish the Fund’s portfolio construction, and determining target allocations. The Board considered that Mercer’s services continued to be primarily consultative in nature and that the firm did not maintain responsibility with respect to the Fund’s adherence to its investment objective or operations. The Board considered the depth of research performed by Mercer, noting that Mercer represents that its research process included visits to underlying investment managers and degrees of statistical analysis. The Board also considered the quality of communication between the Adviser and Mercer, noting that the Adviser frequently meets with Mercer, including in-person quarterly meetings, periodic calls and nearly daily communication. The Fund’s CCO noted Mercer did not experience any material compliance issues or major changes in personnel since the Board’s last approval. The Board also took into consideration that the Adviser had reported that its relationship with Mercer was positive and operating effectively. The Board concluded that the nature, overall quality and extent of services provided by Mercer to the Adviser and the Fund were satisfactory and reliable.

Performance. The Board considered that Mercer’s function was to provide consultative services to the Adviser and that Mercer did not approve or make investment decisions for the Fund. The Board considered the Fund’s overall performance, noting the Board’s conclusion that the Adviser’s performance was satisfactory, and in line with the expectations of the Board. The Board considered that the Adviser was satisfied with the performance of Mercer and recommended continuation of the agreement with Mercer. Based on the information provided, the Board concluded that Mercer’s performance supported the renewal.

Fees and Expenses. The Board considered Mercer’s fees for its services, noting that the Adviser and Mercer had agreed to a tiered fee schedule providing for breakpoints at various levels. The Board considered the quantity and quality of the research and reporting generated by Mercer and Mercer’s rates for the provision of such services, noting that Mercer did not provide similar sub-advisory services for any other account. In consideration of this and the fact that the Adviser paid such fees, and that the Adviser was satisfied with Mercer’s service, the Board concluded that Mercer’s fees were not unreasonable.

Economies of Scale. The Board discussed whether economies of scale had been achieved with respect to the management of the Fund under the Mercer Agreement and whether there was potential for realization of any further economies of scale. The Board considered that the Mercer Agreement included breakpoints in its fee above certain asset levels and concluded that while such breakpoints appeared reasonable, economies of scale would be best evaluated at the Fund, rather than sub-advisory level.

Profitability. The Board also considered the profitability of Mercer. The Board noted that Mercer did not provide similar sub-advisory services for any other account and was generally compensated on a per-investment basis with respect to the monitoring and reporting that it performs. The Board considered the estimated expenses of Mercer with respect to the Fund and compared them to the fees paid to Mercer during the period. With this context, the Board concluded that Mercer’s profitability appeared reasonable.

34

Bluerock Total Income+ Real Estate Fund	Renewal of Investment Advisory Agreement and Sub-Advisory Agreements
March 31, 2019 (Unaudited)

Conclusion. The Board, having requested and received such information from Mercer as the Board believed to be reasonably necessary to evaluate the terms of the Mercer Agreement, and as assisted by the advice of counsel, concluded that continuation of the Mercer Agreement for an additional one-year term was in the best interests of the Fund and its shareholders. The Board noted that in considering the Mercer Agreement, it did not identify any one factor as all important, but rather considered various factors collectively in light of surrounding circumstances. Further, it noted that each Trustee may have afforded a different weight to different factors.

Sub-Advisory Agreement with RREEF

Nature, Extent and Quality of Services. The Board reviewed the materials provided by RREEF related to the RREEF Agreement. The Board reviewed the experience of professional personnel performing services for the Fund, a description of the manner in which investment decisions were made for the Fund by RREEF and a description of the investment advisory services provided by RREEF. The Board reviewed the extensive track record of RREEF and its affiliates. The Board considered the relative sophistication of techniques employed by RREEF in designing and executing investment strategies. The Board also considered the fact that the Adviser intended to amend the RREEF Agreement to permit the firm to provide advice to the Adviser with respect to investments. The Board recognized RREEF’s expertise in this area and long track record making these investments. The Board also noted that the Adviser would retain final determination for managing direct debt investments. The Board concluded that RREEF had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties under the RREEF Agreement.

Performance. The Board considered that RREEF provided investment advice for the limited portion of the Fund’s portfolio allocated by the Adviser to publicly-traded real estate securities. The Board continued to acknowledge that the Fund received bespoke investment advice from RREEF that may not correlate to investment advice rendered for any other account or portfolio managed by RREEF. The Board considered that the portion of the Fund managed by RREEF had matched the one year performance of its benchmark index, the MSCI U.S. REIT Index, and beat the performance since RREEF began managing a portion of the Fund. The Board noted that RREEF also appeared to have expertise required to provide quality advice with respect to the Fund’s direct debt investments. The Board concluded that RREEF’s overall performance was satisfactory and that the Fund’s continued relationship with RREEF would benefit of shareholders.

Fees and Expenses. The Board then discussed the fees paid to RREEF. The Board considered that RREEF’s sub-advisory fees ranged from 0.60% of the average daily value of the assets allocated to RREEF and scaled downward depending on the applicable breakpoint, which was unchanged from the prior year. The Board noted the RREEF Amendment provided for a specific fee applicable to the Fund’s direct debt investments, which ranged from 0.75% of the average daily value of the Fund’s direct debt investments and scaled downward depending on the applicable breakpoint. The Board also commented that the Fund would not be responsible for these fees, rather, these fees would be paid entirely by the Adviser. The Board considered the quality of services provided by RREEF and the level of fees charged by RREEF to other accounts, taking into account the nature and size of those accounts as compared to the portion of the Fund allocated to RREEF and the level of active management and personalized service the Fund received from RREEF. With respect to the direct debt investments, the Board noted RREEF’s representation that it did not provide similar direct services to other clients. The Board concluded that based on RREEF’s experience, expertise, and services provided to the Fund, that the fees to be paid to RREEF were not unreasonable.

Profitability. The Board also considered the profitability of RREEF. The Board considered RREEF’s expenses with respect to the Fund and RREEFs fees earned during the period. The Board noted that RREEF estimated a minimal profit earned in connection with its relationship with the Fund. The Board concluded that excessive profitability was not an issue with RREEF at current asset and allocation levels and the Board would further evaluate RREEF’s profitability in the future.

Economies of Scale. The Board considered whether economies of scale are present in the RREEF Agreement and whether such arrangement permits for potential realization of any further economies of scale. The Board considered that RREEF had agreed to breakpoints in its fee above certain asset levels and concluded that while such breakpoints appeared reasonable, economies of scale would be best evaluated at the Fund, rather than sub-advisory level.

Conclusion. The Board, having requested and received such information from RREEF as the Board believed to be reasonably necessary to evaluate the terms of the RREEF Agreement and RREEF Amendment, and as assisted by the advice of counsel, found that approval of the RREEF Agreement and the RREEF Amendment was in the best interests of the Fund and its shareholders. The Board noted that in considering the RREEF Agreement and RREEF Amendment, it did not identify any one factor as all important, but rather considered various factors collectively in light of surrounding circumstances, and that each Trustee may have afforded a different weight to different factors.

Semi-Annual Report | March 31, 2019	35

Bluerock Total Income+ Real Estate Fund	Privacy Policy

Rev. January 2019

FACTS	WHAT DOES BLUEROCK TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions

When you are no longer our customer, we may continue to share your personal information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bluerock Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions? Call 1-844-819-8287

36

Bluerock Total Income+ Real Estate Fund	Privacy Policy

Rev. January 2019

Who We Are
Who is providing this notice?	Bluerock Total Income+ Real Estate Fund
What We Do
How does Bluerock Total Income+ Real Estate Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Bluerock Total Income+ Real Estate Fund collect my personal information?

We collect your personal information, for example, when you

•    Open an account

•    Provide account information

•    Give us your contact information

•    Make deposits or withdrawals from your account

•    Make a wire transfer

•    Tell us where to send the money

•    Tells us who receives the money

•    Show your government-issued ID

•    Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

•    Sharing for affiliates' everyday business purposes – information about your creditworthiness

•    Affiliates from using your information to market to you

•    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Bluerock Total Income+ Real Estate Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

•    Bluerock Total Income+ Real Estate Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Bluerock Total Income+ Real Estate Fund doesn’t jointly market.

Semi-Annual Report | March 31, 2019	37

Investment Adviser

Bluerock Fund Advisor, LLC

712 Fifth Avenue, 9th Floor

New York, NY 10019

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-819-8287 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-819-8287.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bluerock Total Income+ Real Estate Fund

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	June 6, 2019

By:	/s/ Simon Adamiyatt
Simon Adamiyatt
Treasurer

Date:	June 6, 2019